WORLD OMNI 1997-B AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
December 31, 1997
                                                           Aggregate
                                                           Net Investment
Aggregate Net Investment Value                             Value                    99.8%
Original                                                   1,201,460,914.83         1,199,057,993.00
12/1/97                                                    1,201,460,914.83         1,199,057,993.00

Principal collections & reimbursement loss amount             13,206,674.65            13,180,261.30
12/31/97                                                   1,188,254,240.18         1,185,877,731.70

Note Balance @ 12/31/97                                    1,201,460,914.83         1,199,057,993.00

                                                           Class A-1
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              22.18282%       260,000,000
12/1/97                                                               22.18282%       260,000,000

Principal collections & reimbursement loss amount                                      12,572,293
12/31/97                                                                              247,427,707

Note Balance @ 12/31/97                                               22.18282%       260,000,000

                                                           Class A-2
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              18.77008%       220,000,000
12/1/97                                                               18.77008%       220,000,000

Principal collections & reimbursement loss amount                                          75,115
12/31/97                                                                              219,924,885

Note Balance @ 12/31/97                                               18.77008%       220,000,000

                                                           Class A-3
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              33.27424%       390,000,000
12/1/97                                                               33.27424%       390,000,000

Principal collections & reimbursement loss amount                                         133,158
12/31/97                                                                              389,866,842

Note Balance @ 12/31/97                                               33.27424%       390,000,000

                                                           Class A-4
                                                           Percentage               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              20.40206%       239,128,000
12/1/97                                                               20.40206%       239,128,000

Principal collections & reimbursement loss amount                                          81,646
12/31/97                                                                              239,046,354

Note Balance @ 12/31/97                                               20.40206%       239,128,000

                                                           Class B
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                               5.37080%        62,950,000
12/1/97                                                                5.37080%        62,950,000

Principal collections & reimbursement loss amount                                          21,493
12/31/97                                                                               62,928,507

Note Balance @ 12/31/97                                                5.37080%        62,950,000



Aggregate Net Investment Value                             Transferor Interest      Balance

Original                                                               2.25000%        26,979,993
12/1/97                                                                                26,979,993

Principal collections & reimbursement loss amount                      2.25000%           287,344
12/31/97                                                               2.25000%        26,683,437

Note Balance @ 12/31/97                                                2.25000%        26,979,993


Distributable Amounts                                      Total

Interest Distributable Amount                                  6,012,708.83
Principal Distributable Amount (1)                            12,770,865.80
Reimbursed Charged-off Amount (1)                                409,395.50
Reimbursed Residual Value Loss Amount                                  0.00
Reimbursed Additional Loss Amount                                      0.00

Total                                                         19,192,970.13

Distributable Amounts                                      Class A-1                %

Interest Distributable Amount                                  1,315,166.67
Principal Distributable Amount (1)                            12,483,521.32                    97.75000%
Reimbursed Charged-off Amount (1)                                 88,772.04                    21.68369%
Reimbursed Residual Value Loss Amount                                  0.00                    21.68369%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                         13,887,460.03

Distributable Amounts                                      Class A-2                %

Interest Distributable Amount                                  1,114,666.67
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 75,114.81                    18.34774%
Reimbursed Residual Value Loss Amount                                  0.00                    18.34774%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,189,781.48

Distributable Amounts                                      Class A-3                %

Interest Distributable Amount                                  2,008,500.00
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                133,158.07                    32.52553%
Reimbursed Residual Value Loss Amount                                  0.00                    32.52553%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          2,141,658.07

Distributable Amounts                                      Class A-4                %

Interest Distributable Amount                                  1,235,494.67
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 81,645.70                    19.94299%
Reimbursed Residual Value Loss Amount                                  0.00                    19.94299%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,317,140.37

Distributable Amounts                                      Class B                  %

Interest Distributable Amount                                    338,880.83
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 21,493.08                     5.24995%
Reimbursed Residual Value Loss Amount                                  0.00                     5.24995%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            360,373.91

Distributable Amounts                                      Transferor Interest      %

Interest Distributable Amount                                    161,972.86
Principal Distributable Amount (1)                               287,344.48                     2.25000%
Reimbursed Charged-off Amount (1)                                      0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            449,317.34

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                               Series A-1               Series A-2

                                                12/1/97              100.0000000%             100.0000000%
                                                12/31/97             100.0000000%             100.0000000%

Note Factors                                               Series A-3               Series A-4

                                                12/1/97              100.0000000%             100.0000000%
                                                12/31/97             100.0000000%             100.0000000%

Note Factors                                               Series B

                                                12/1/97              100.0000000%
                                                12/31/97             100.0000000%

Pool Data                                                  12/1/97                  $

Number of Loans                                                   49,413
Prepayments                                                           95                  454,141.34
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                           19                  399,539.60
Weighted Ave APR                                                       8.98%


Pool Data                                                  12/31/97                 $

Number of Loans                                                   49,778
Prepayments                                                           99                2,400,750.04
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                           50                1,165,865.93
Weighted Ave APR                                                       8.99%


Account Balances                                           Pay Ahead                Advance                  Reserve Fund

Balance as of  12/01/97                                        1,521,723.47               242,876.20             11,990,580.00
Balance as of  12/31/97                                        2,199,859.55               250,707.21             11,990,580.00
Change                                                           678,136.08                 7,831.01                      0.00
Required Amount (withdrawl from reserve)                                                                                  0.00
Reserve Fund Requirement                                                                                         11,990,580.00
Reserve Fund Supplement Requirement                                                                                       0.00

Residual Value Surplus Account

Beginning Balance 12/01/97                                             0.00
Deposits                                                               0.00
Withdrawls                                                             0.00
Ending Balance 12/31/97                                                0.00




Distribution per $1,000                                                             Total

Total Distribution Amount                                                                       5.01452713

Interest Distribution Amount                                                                    5.01452713
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                  -----
Transferor Interest not paid to Transferor                                                   -----

Unpaid Class B Principal Carryover Shortfall                                                 -----

Distribution per $1,000                                                             Class A-1

Total Distribution Amount                                                                       5.05833333

Interest Distribution Amount                                                                    5.05833333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Transferor Principal not paid to Transferor                                                  -----
Transferor Interest not paid to Transferor                                                   -----

Unpaid Class B Principal Carryover Shortfall                                                 -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                       5.06666667

Interest Distribution Amount                                                                    5.06666667
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                  -----
Transferor Interest not paid to Transferor                                                   -----

Unpaid Class B Principal Carryover Shortfall                                                 -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                       5.15000000

Interest Distribution Amount                                                                    5.15000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                  -----
Transferor Interest not paid to Transferor                                                   -----

Unpaid Class B Principal Carryover Shortfall                                                 -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                       5.16666667

Interest Distribution Amount                                                                    5.16666667
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                  -----
Transferor Interest not paid to Tranferor                                                    -----

Unpaid Class B Principal Carryover Shortfall                                                 -----


Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                       5.38333333

Interest Distribution Amount                                                                    5.38333333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                  -----
Transferor Interest not paid to Transferor                                                   -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Transferor Interest

Total Distribution Amount                                                                       6.00344337

Interest Distribution Amount                                                                    6.00344337
Carryover Shortfall                                                                          -----
Prior Carryover Shortfall                                                                    -----

Total Carryover Shortfall                                                                    -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    -----
Unpaid Principal Loss Interest Amount                                                        -----

Transferor Principal not paid to Transferor                                                     0.00000000
Transferor Interest not paid to Transferor                                                      0.00000000

Unpaid Class B Principal Carryover Shortfall                                                 -----



Servicing Fee                                                                       Total

Amount of Servicing Fee Paid                                                            1,001,217.43
Total Unpaid                                                                                    0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                             0.00
SUBI                                                                                            0.00
                                                                                                0.00


Securitization Trustee Expenses Paid  (1)                                                       0.00

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                            October                  November                 December





Outstanding                                                      196,895.05               399,539.60              1,165,865.93
Balance

Net
Liquidation                                                      127,189.49               262,981.57                698,498.92
Proceeds

Average
Aggregate
Net Investment                                             1,201,460,914.83         1,201,460,914.83          1,201,460,914.83
Value

Annualized
Average
Charge-Off                                                             0.07%                    0.14%                     0.47%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                         0.22%



DELINQUENCY RATE
                                                           #                                                 $

Past Due 31-60 days                                                  504                                         11,195,307
Past Due 61-90 days                                                   67                                          1,561,816
Past Due 91 + days                                                    24                                            604,921

 Total                                                               595                                         13,362,044

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                           Delinquent               Current                  Delinquency
                                                           Contracts                Contracts                Rate
                                                           (> 60 days)



October                                                               58                   49,028                         0.12%
November                                                             100                   49,413                         0.20%
December                                                              91                   49,778                         0.18%

                                                                                                                          0.17%
